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                                                                    EXHIBIT 23.8

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1
(File No.        ) of our report dated February 12, 1996, on our audits of the financial statements of Q Broadcasting, Inc. We also consent to the reference to our firm under the caption "Experts".

                                        /s/ HOLTZ RUBENSTEIN & CO., L.L.P.

Melville, New York
April 14, 1997